Exhibit 10.9

CONFIDENTIAL DOCUMENT

FINAL VERSION

ANNEX No. 4 TO THE FUNDING REGULATION

dated

February 20th, 2018

As Beneficiary

PROMOTORA MÉDICA LAS AMÉRICAS S.A.

As Creditors

Banco de Bogotá S.A.

Banco de Occidente S.A.

Bancolombia S.A.

Banco Popular S.A.

Banco Coomeva S.A.

As Financing Agent and Trustee

FIDUCIARIA DE OCCIDENTE S.A.

As Structuring Agent for this transaction

CORPORACIÓN FINANCIERA COLOMBIANA S.A.

[signatures]	[signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

FUNDING REGULATION

On the one hand, the Creditors:

BANCO DE BOGOTÁ S.A., credit institution organized and existing under the laws of the Republic of Colombia, with its main office in the city of Bogota, and which is legally organized and represented in this act by its Legal Representative, who is identified in the manner stated below his signature, as established in the attached Certificate of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia.

BANCO DE OCCIDENTE S.A., credit institution organized and existing under the laws of the Republic of Colombia, with its main office in the city of Cali, and which is legally organized and represented in this act by its Legal Representative, who is identified in the manner stated below his signature, as established in the attached Certificate of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia.

BANCOLOMBIA S.A., credit institution organized and existing under the laws of the Republic of Colombia, with its main office in the city of Medellin, and which is legally organized and represented in this act by its Legal Representative, who is identified in the manner stated below his signature, as established in the attached Certificate of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia.

BANCO POPULAR S.A., credit institution organized and existing under the laws of the Republic of Colombia, with its main office in the city of Bogota, and which is legally organized and represented in this act by its Legal Representative, who is identified in the manner stated below his signature, as established in the attached Certificate of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia.

BANCO COOMEVA S.A., credit institution organized and existing under the laws of the Republic of Colombia, with its main office in the city of Cali, and which is legally organized and represented in this act by its Legal Representative, who is identified in the manner stated below his signature, as established in the attached Certificate of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia.

All these entities are legal persons duly organized and currently existing, whose acts are duly represented by each of the legal representatives and/or special attorneys-in-fact signing this Annex No. 4 to the Financing Regulation (as defined below), as stated in the Certificates of Incorporation and Legal Representation issued by the Financial Superintendence of Colombia and in the power of attorney, which are hereby attached as Annex No. 1 (all of them hereinafter referred to as “Creditors”).

[signatures]	[initials] [signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

PROMOTORA MÉDICA LAS AMÉRICAS S.A., legal entity duly organized and currently existing, with its main office in the city of Medellin, as established in the attached Certificate of Incorporation and Legal Representation issued by the Chamber of Commerce of Medellin (hereinafter referred to as the “Debtor” and/or “Beneficiary”.

The Creditors and the Debtor state that they sign this Annex 4 to the Funding Regulation, considering the following:

WHEREAS:

1.	On January 29th, 2010 a Funding Regulation was signed by and between Promotora Médica las Américas S.A., the Creditors (Banco de Bogotá S.A., Banco de Occidente S.A., Bancolombia S.A., Leasing Occidente (nowadays, Banco de Occidente S.A.), and Leasing Bancolombia S.A. (nowadays, Bancolombia S.A.).

2.	On October 13th, 2010, Annex No. 1 to the Funding Regulation was signed in order to authorize the granting of the waiver, which was approved by the Committee of Creditors.

3.	On May 25th, 2017, Annex No. 2 to the Funding Regulation was signed, which aimed at modifying the term for debt capitalization and the financial commitments of the Beneficiary in favor of Banco de Bogotá S.A., Banco de Occidente S.A. y Bancolombia S.A.

4.	On July 17th, 2017, Annex No. 3 to the Funding Regulation was signed, which aimed at modifying the conditions through a new credit transaction, the novation of the existing obligations, the modification of the financial conditions of leasing agreements, the inclusion of new creditors and guarantees, among other changes.

5.	The Debtor has requested the Creditors, through the Committee of Creditors’ meeting held on October 19th, 2017 as stated in Minutes No. 1, an authorization to take on new credits.

6.	In agreement with the requirement for a special majority as per Section 10.9, paragraph a. of the Regulation, each and every one of the Creditors counts with the authorization granted by their appropriate competent corporate bodies in order to sign this Annex to the Funding Regulation.

7.	Moreover, and in compliance with the requirements for a special majority as per Section 10.9, paragraphs a. and b., the Beneficiary was authorized by the appropriate competent corporate bodies to sign this Annex to the Funding Regulation.

Therefore, and after having complied with all the requirements established in paragraphs a. and b. of Section 10.9 of the Regulation, the Parties hereby undertake to amend the Funding Regulation signed on January 29th, 2010, which was amended several times; consequently, the parties undertake to modify the Regulation in agreement with the following:

[signatures]	[initials] [signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

CLAUSES:

FIRST. The Parties agreed to modify the definitions of “Guarantee agreement”, “Irrevocable Commercial Trust Agreement on the management, guarantee and source of payment”, “Trust Agreement on the management and source of payment”, “Guarantee or Guarantees”, and also to include the definitions of “Other Creditors” and “Other Credits” in Chapter 1 – Definitions, which shall have the following meaning:

“Trust Guarantee Agreement”: With regard to Section I and Other Creditors, it is the Irrevocable Commercial Trust Agreement on guarantee signed by the Beneficiary in their capacity as Creator of the Trust and the Trustee. By virtue of the signing of said Trust Agreement, the Trust property was created under number 4-1-1550 named “FIDUCIARIA DE OCCIDENTE S.A., TRUST GUARANTEE AGREEMENT PROMOTORA MÉDICA LAS AMERICAS”, to which 52.15% of the ownership right over the real property identified with real estate registration number 001-588309, located in the city of Medellin and where the Clinic operates, was transferred as the asset that is the subject matter of the guarantee for Class A Creditors. A true copy of this document will be included in this Agreement as (annex 5).

“Irrevocable Commercial Trust Agreement on the management, guarantee and source of payment”: With regard to Section I and Other Creditors, it is the Irrevocable Commercial Trust Agreement on the management, guarantee and source of payment signed by the Beneficiary in their capacity as Creator of the Trust, and the Trustee. By virtue of the signing of said Trust Agreement, the Trust property was created and named “TRUST GUARANTEE AGREEMENT PROMOTORA MÉDICA LAS AMERICAS No. 4-2-1556”, to which 47.85% of the ownership right over the real property identified with real estate registration number 001-588309, located in the city of Medellin and where the Clinic operates nowadays, was transferred as the asset that is the subject matter of the guarantee. A true copy of this document will be included in this Agreement as (annex 5-A).

“Trust Agreement on the management and source of payment”: With regard to Section I, II and Other Creditors, it is the Commercial Trust Agreement on the management and source of payment initially signed by Fiducolombia S.A., whose contractual status as Trustee was transferred to Fiduciaria de Occidente S.A. By virtue of the signing of said Agreement, the Trust property was created and named “FIDUOCCIDENTE - TRUST AGREEMENT PROMOTORA MÉDICA LAS AMERICAS No. 4-2-1541”, where the Beneficiary will receive the assets generated from the provision of the services to EPS and MEDICINA PREPAGADA SURAMERICANA S.A., and which will be used as the source of payment of the Credits and Rent of the Leasing transaction to Class A and B Creditors, respectively, as well as to pay for Other Credits. A true copy of this document will be included in this Agreement as (annex 6).

“Guarantee or Guarantees”: With regard to Class A Creditors (Section I) and Other Creditors, it is the percentage of right over the real property identified with real estate registration number 001-588309, which was transferred to the Trust Property created

[signatures]	[initials] [signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

by virtue of the celebration of the Commercial Trust Agreement on the management, guarantee and source of payment No. 4-2-1556, which is also included in this Regulation as (annex 5-A); it also includes the percentage of right over the real property identified with real estate registration number 001-588309 which was transferred to the Trust Property created by virtue of the celebration of the Trust Guarantee Agreement under No. 4-1-1550, which is also included in this Regulation as (annex 5); and with regard to Class A Creditors, Class B Creditors and Other Creditors, jointly, it also includes the resources that were transferred to the Trust Property created by virtue of the celebration of the Trust Agreement on the management and source of payment No. 4-2-1541, which is also included in this Regulation as (annex 6).

“Other Creditors”: The term refers to other financial entities that celebrate credit transactions with the Debtor, and this may also include any of the Creditors, whose Other Credits are backed by the Guarantees, provided that this is authorized in advance by the Committee of Creditors in agreement with the terms of this Regulation.

“Other Credits”: The term refers to the credit transactions that Other Creditors grant to the Debtor, which are not part of this Regulation, but that may be backed by any of the Guarantees, provided that this is authorized in advance by the Committee of Creditors in agreement with the terms of this Regulation.

SECOND. The Parties agreed to modify Section 9.3 Decisions of Chapter 9 – Committee of Creditors and Compliance, which shall read as follows as from this date:

“SECTION 9.3 – Decisions

The Committee of Creditors and Compliance shall have the following functions (among others) with regard to the issues arising from this Funding Regulation, the promissory notes or the Funding Documents: (i) Without prejudice to the terms of Chapter 7 of this Regulation, to ensure that a Cause for non-compliance has occurred, as established in agreement with Section 7.1, and to determine whether such cause has been repaired, or otherwise declare non-compliance; (ii) to grant a waiver in favor of the Beneficiary; (iii) to verify the correct execution and compliance with the Funding Regulation; (iv) to approve the modification of any other condition different to the term and the financial conditions of the Credit and/or Leasing transaction; (v) to request information in advance regarding the proceedings of the Trustee, in compliance with the subject matter of the Trust Guarantee Agreement, the Commercial Trust Agreement on the management, guarantee and source of payment, and the Trust Agreement on the management and source of payment; (vi) to authorize the inclusion of Other Creditors as beneficiaries in the Trust Guarantee Agreement, the Irrevocable Commercial Trust Agreement on the management, guarantee and source of payment, and/or Trust Agreement on the management and source of payment; and (vii) the Beneficiary shall submit a report of the investment made by Clínica del Sur.

The approval of any restructuring of the Credit and/or Leasing transaction, and any modifications to the financial conditions of such, of Other Credits and/or the inclusion of Other Creditors to the Trust Guarantee Agreement, the Irrevocable Commercial Trust Agreement on the management, guarantee and source of payment, and/or Trust Agreement on the management and source of payment shall be authorized by 100% of the Creditors.

[signatures]	[initials] [signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

Any modification to the guarantees or sources of payment shall be approved by 100% of Class A or Class B Creditors, as appropriate.

All meeting minutes shall be sent to all Creditors within three (3) business days after the meeting in question of the Committee of Creditors and Compliance.

The functions established herein are of mere supervision, and shall not be construed as co-administration by the Beneficiary.

THIRD. Entire Funding Regulation. The remaining clauses of the Funding Regulation shall remain fully in force, and shall not be construed as having been amended by this Annex No. 4.

IN WITNESS WHEREOF, the Creditors and the Beneficiary, as well as the Financing Agent, sign this Annex to the Funding Regulation on this twentieth (20th) day of February of the year two thousand eighteen (2018).

[signature] [initials]

BENEFICIARY

/s/ Eduardo Vargas Martínez

Promotora Médica Las Américas S.A. [initials]

Legal Representative

Name: Eduardo Vargas Martínez

C.C. (Cédula de ciudadanía [Citizenship Card]): 8,280,758

Address: Carrera 80 Diagonal 75B No. 2a – 120

City: Medellin

CREDITORS

/s/ Martha Rocio Quiros Palacio

Banco de Occidente S.A.

Legal Representative

Name: Martha Rocio Quiros Palacio

C.C.: 32,336,690

Address: Carrera 43 A No. 1 Sur 220, Edificio Porvenir

City: Medellin

[signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

/s/ Victor Alonso Munera Gil

Banco de Bogotá S.A.

Legal Representative

Name: Victor Alonso Munera Gil

C.C.: 15,346,525

Address: Cra. 43a No. 9 SUR-91, 8th floor, Torre Sur

City: Medellin

/s/ Alejandro Marin Restrepo

Bancolombia S.A.

Legal Representative

Name: Alejandro Marin Restrepo

C.C.: 71,788,131

Address: Avenida los Industriales Carrera. 48 No. 26-85, 7th floor, Sector C

City: Medellin

[seal:] BANCOLOMBIA S.A. Legal approval [signature]	/s/ Ángela María Ferrer Escobar [handwritten:] Ángela María Ferrer Escobar C.C.: 42,875,041

/s/ Sergio Restrepo Alvarez

Banco Popular S.A.

Legal representative

Name: Sergio Restrepo Alvarez

C.C.: 8,304,369

Address: Carrera 50 No. 50-02, 3rd floor

City: Medellin

/s/ Adriana Maria Zapata Tabares

Bancoomeva S.A.

Attorney-in-fact

Name: Adriana Maria Zapata Tabares

C.C.: 43,094,606

Address: Avenida 33 No. 74E-69, 9th floor

City: Medellin

[signatures]	[signature]

CONFIDENTIAL DOCUMENT

FINAL VERSION

TRUSTEE

/s/ Rocio Londoño Londoño

Fiduciaria de Occidente S.A.

Legal representative

Name: Rocio Londoño Londoño

C.C.: 52,262,186

Address: Carrera 13 # 26A- 47, 10th floor

City: Bogota D.C., Colombia

As Mrs. Rocio Londoño Londoño is absent, this Annex is signed by Mr. Rodrigo Mateus Prieto, identified with citizenship card No. 19,432,684 from Bogota, who acts as the legal representative of Fiduciaria de Occidente S.A.

/s/ Rodrigo Mateus Prieto

RODRIGO MATEUS PRIETO

Legal Representative

Fiduciaria de Occidente S.A.

[signature]

[handwritten:] Date of signature: [seal:] 24 APR 2018

[signature]